UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

ALLIANCE LAUNDRY SYSTEMS LLC

ALLIANCE LAUNDRY CORPORATION

ALLIANCE LAUNDRY HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE DELAWARE DELAWARE	333-56857 333-56857-01 333-56857-02	39-1927923 39-1928505 52-2055893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shepard Street, P.O. Box 990

RIPON, WISCONSIN 54971-0990

(Address of Principal executive offices, including Zip Code)

(920) 748-3121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In accordance with the terms of the previously disclosed offer letter relating to the employment of Michael D. Schoeb, the president and chief operating officer of Alliance Laundry Systems LLC (“Alliance Laundry”), on January 31, 2008, the Board of Directors (the “Board”) of ALH Holding Inc. (“ALH”), the parent company of Alliance Laundry Holdings LLC, approved the sale of 4,608.649 shares of ALH common stock to Mr. Schoeb, at $130.19 per share for an aggregate purchase price of $600,000.01. The shares were sold to Mr. Schoeb pursuant to the terms of the Second Amended and Restated ALH Holding Inc. Stock Purchase and Rollover Investment Plan (the “Stock Purchase Plan”). In addition, pursuant to the offer letter, on January 31, 2008, the Compensation Committee of the Board (the “Compensation Committee”) granted Mr. Schoeb 11,724.897 service options and 7,816.598 performance options (with the shares issuable upon exercise of such options representing 1.25% of the fully diluted outstanding shares of common stock of ALH, including the 4,608.649 shares purchased by Mr. Schoeb as described above), each with an exercise price of $130.19 per share, under the Amended and Restated ALH Holding Inc. Stock Incentive Plan (the “Option Plan”). The service options will generally become vested and exercisable in five equal installments on each of the first five anniversaries of January 27, 2008, and the performance options will generally become vested and exercisable upon the achievement of certain performance criteria. In connection with the share sale and the option grant, the Compensation Committee amended (i) the Option Plan in order to increase the number of shares of common stock of ALH available under the Option Plan to 140,000 and (ii) the Stock Purchase Plan in order to increase the number of shares of common stock of ALH available under the Stock Purchase Plan to 135,000. On January 31, 2008, Ontario Teachers’ Pension Plan Board (“OTPP”), the controlling stockholder of ALH, consented to the amendments to the Option Plan and the Stock Purchase Plan.

Item 8.01	OTHER EVENTS

On January 23, 2008, certain members of the senior management of Alliance Laundry acquired 8,980.567 shares of ALH common stock at $130.19 per share for an aggregate purchase price of $1,169,180 pursuant to their preemptive rights relating to the previously disclosed sale on December 28, 2007 to OTPP of 72,438.897 shares of ALH common stock at $130.19 per share for an aggregate purchase price of $9,430,820. The $1,769,180 of proceeds from the preemptive rights offering and the equity sale to Mr. Schoeb will be used for general corporate purposes and to repay indebtedness outstanding under the revolver portion of Alliance Laundry’s Credit Agreement, dated as of January 27, 2005, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC (Registrant)

Date: February 1, 2008		/s/ Thomas F. L’Esperance
	Name:	Thomas F. L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President, Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION (Registrant)

Date: February 1, 2008		/s/ Thomas F. L’Esperance
	Name:	Thomas F. L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President, Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC (Registrant)

Date: February 1, 2008		/s/ Thomas F. L’Esperance
	Name:	Thomas F. L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President, Chief Financial Officer

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